NOTE 12 - COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 29, 2012
Commitments and Contingencies Disclosure [Text Block]
NOTE 12 – COMMITMENTS AND CONTINGENCIES

Purchase Commitments

The Company has purchase commitments for two machines totaling $2,211.

Operating Leases

Lease expense under operating leases was $515 and $409 for 2012 and 2011, respectively.  Minimum rental commitments as of December 29, 2012 for noncancelable operating leases with an initial or remaining term of one year or more are as follows: 2013--$450; 2014--$365; 2015--$321; 2016--$159; 2017--$4 and thereafter--$59.

Contingent Consideration

A portion of the purchase price of the Company’s 2012 acquisition of Smith Renaud will be paid as contingent consideration.  See Note 3 for a description of contingent consideration liabilities and for an estimate of the fair values of those liabilities and a description of how they were estimated.

The Company may be subject to litigation in the normal course of business.